UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report:  November 8, 2007
(Date of earliest event reported)

FORMFACTOR, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50307	13-3711155
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7005 Southfront Road
Livermore, CA 94551

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (925) 290-4000

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02  Results of Operations and Financial Condition.
Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit
                 Report or Completed Interim Review.
Item 9.01  Financial Statements and Exhibits.

SIGNATURES EXHIBIT INDEX EXHIBIT 99.1

Item 2.02  Results of Operations and Financial Condition.

On November 9, 2007, FormFactor, Inc. (the “Company”) issued a press release announcing its preliminary financial results for the third quarter of fiscal year 2007, ended September 29, 2007.  A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 9, 2007, the Company also announced that it has substantially completed its review of its historical practices with respect to inventory valuation. That review indicates that during fiscal 2006 and the first half of fiscal 2007 the Company did not consistently follow its accounting policies for determining inventory valuation. As a result, the Board of Directors determined on November 8, 2007 that the Company will restate its financial statements for the fiscal year ended December 30, 2006, for each of the fiscal quarters for that year, and for the fiscal quarters ended March 31 and June 30, 2007.

As a result of the restatement, the Board of Directors also determined on November 8, 2007 that the Company’s financial statements for the fiscal year ended December 30, 2006, for each of the fiscal quarters for that year, and for the fiscal quarters ended March 31 and June 30, 2007, should no longer be relied upon.

Additionally, the Company is evaluating management’s report on internal controls over financial reporting contained in the Company’s 2006 Form 10-K, and has determined that it is likely that it had a material weakness in internal controls over financial reporting as of December 30, 2006.  A material weakness is a control deficiency, or a combination of control deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financials will not be prevented or detected. If the Company were to conclude that a material weakness existed as of December 30, 2006, it would expect to receive an adverse opinion on internal control over financial reporting from its independent registered public accounting firm.

The Audit Committee of the Board of Directors of the Company has reviewed this determination and has discussed the matters disclosed in this Item 4.02(a) with its independent registered public accounting firm, PricewaterhouseCoopers LLP.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)  EXHIBITS
Number	Description

99.1
Press Release, dated November 9, 2007, entitled “FormFactor Announces Preliminary Third Quarter Results and Announces Intention to Restate Historical Financial Statements in light of Revised Inventory Valuation Estimates”

The information in this Form 8−K that is furnished under “Item 2.02 Results of Operations and Financial Condition” and the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, or incorporated by reference in any filing with the Securities and

Exchange Commission, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FormFactor, Inc.

Dated:	November 9, 2007	By:	/s/Ronald C. Foster
Ronald C. Foster Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description
99.1
Press Release, dated November 9, 2007, entitled “FormFactor Announces Preliminary Third Quarter Results and Announces Intention to Restate Historical Financial Statements in light of Revised Inventory Valuation Estimates”